UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

AVIAT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices:

200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: 408-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On May 9, 2023, Aviat Networks, Inc., a Delaware corporation (the “Company,” “Aviat,” “we,” “us,” or “our”) announced that it entered into a Master Sale of Business Agreement (the “MSBA”), with NEC Corporation, a Japan corporation (together with certain of its subsidiaries, collectively “NEC”). Pursuant to the MSBA, Aviat agreed that it or certain of its subsidiaries would purchase certain assets and assume certain liabilities of NEC relating to NEC’s wireless backhaul business (the “Transaction”). Consideration due at the closing of the Transaction (the “Closing”) includes (i) an amount in cash equal to $45.0 million, subject to certain post-closing adjustments (the “Cash Consideration”), and (ii) the issuance of $25 million in Company common stock, par value $0.01 per share (the “Stock Consideration”), being 787,741 shares based on a 30-day volume weighted averaged of the closing sales price of our common stock (as adjusted for stock splits) on all domestic securities exchanges ending on the day prior to signing of the MSBA. The price per share of the stock consideration on May 9, 2023 was $31.74 per share and the price per share remains the same upon Closing. Pursuant to the MSBA, from Closing and for a period of two years thereafter, NEC will have the right to nominate a director to the Company’s Board of Directors.

Also on May 9, 2023, the Company entered into a Secured Credit Facility Agreement (as amended by the First Amendment to Credit Agreement, the “Loan Facility” or the “Credit Agreement”), by and among the Company, Aviat U.S., Inc. (“Opco” and together with the Company the “U.S. Borrowers”), Aviat Networks (S) Pte. Ltd. (the “Singapore Borrower” and together with the Company and Opco, the “Borrowers”) and Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender and Wells Fargo Securities LLC, Citigroup Global Markets Inc., and Regions Capital Markets as joint lead arrangers and joint bookrunners (the “Lender”). The Loan Facility provides for a $40 million revolving credit facility and a $50.0 million Delayed Draw Term Loan Facility with a maturity date of May 8, 2028. The $50.0 million Delayed Draw Term Loan Facility had a funding date on or prior to the Closing, with the proceeds used to settle the Cash Consideration portion of the purchase price under the MSBA. As previously announced, on November 22, 2023, the Loan Facility was amended to address the MSBA Amendment (defined below).

Item 1.01	Entry into a Material Definitive Agreement

MSBA Amendment

On November 30, 2023, the Company and NEC entered into an Amendment to the Master Sale of Business Agreement (the “MSBA Amendment”). The MSBA Amendment provides for changes and modifications to the MSBA, which include, among other things, delaying the transfer of certain assets and liabilities connected to the Business (as that term is defined in the MSBA) in Malaysia to a date subsequent to the date of the Closing and correspondingly reducing the consideration payable at Closing from $70.0 million to $65.5 million. The reduction in purchase price is a result of the portion of the business which is delayed under the MSBA Amendment. This correlates to approximately 7% of the previously disclosed $150M run rate revenue expected. The MSBA Amendment accordingly reduces the amount of Stock Consideration owed at Closing by 50,990 to 736,750 shares of common stock of the Company (the “Closing Stock Consideration”).

The foregoing description of the MSBA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MSBA Amendment, which is filed with this Current Report on Form 8-K as Exhibit 2.2 and is incorporated herein by reference.

The MSBA is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 9, 2023 and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

On November 30, 2023, the Company entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) with NEC pursuant to which the Company, within 30 days prior to the one-year anniversary of the day immediately following the Closing Date (the “Initial Lock-Up Expiration Date”) agreed to file a registration statement with the Securities and Exchange Commission for resale of the Closing Stock Consideration. NEC agreed that, except for limited exceptions as provided in the Registration Rights and Lock-Up Agreement, no shares of the Closing Stock Consideration may be transferred (the “Lock-Up”) until one day following the Initial Lock-Up Expiration Date. One day after the Initial Lock-Up Expiration Date, one-twelfth of the Closing Stock Consideration shall be released from the Lock-Up, and an additional one-twelfth of the Closing Stock Consideration shall be released from the Lock-Up in each subsequent month, such that all of the Closing Stock Consideration shall be released from Lock-Up by the two-year anniversary of the day immediately following the Closing Date.

The foregoing description of the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Manufacturing and Supply Agreement

On November 30, 2023, the Company entered into a Manufacturing and Supply Agreement (“MSA”), by and among the Company, NEC Platforms, Ltd., a Japan limited company (“NECPF”) and NEC. Pursuant to the MSA, NECPF will sell to the Company, and the Company will purchase from NECPF certain products related to the wireless backhaul business acquired by the Company pursuant to the MSBA (the “Products”) and NECPF will not produce, deliver or sell the Products to any third party outside of Japan or to resellers and distributors in Japan for resale outside of Japan unless NECPF first obtains written consent from the Company. NEC shall act as a representative of NECPF to receive orders from the Company for the transactions between the Company and NECPF contemplated under the MSA.

The foregoing description of the MSA does not purport to be complete and is qualified in its entirety by reference to the full text of the MSA, which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Buyer TSA

On November 30, 2023, the Company and NEC entered into a Global Transition Services Agreement (the “Buyer TSA”) for NEC to provide certain transition services to the Company following the Closing of the Transaction.

The foregoing description of the Buyer TSA does not purport to be complete and is qualified in its entirety by reference to the full text of the Buyer TSA, which is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Seller TSA

On November 30, 2023, the Company and NEC entered into a Global Seller Transition Services Agreement (the “Seller TSA”) for the Company to provide certain transition services to NEC following the Closing of the Transaction.

The foregoing description of the Seller TSA does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller TSA, which is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Distribution Agreements

On November 30, 2023, Aviat Networks (S) Pte. Ltd., a Singapore entity and a wholly-owned subsidiary of the Company (“Aviat Singapore”), entered into Distribution Agreements with each of NEC XON Holdings Proprietary Limited, a South Africa company (“NEC South Africa”), NEC Saudi Arabia Limited, a Saudi Arabia company (“NEC Saudi Arabia”), NEC New Zealand Ltd., a New Zealand company (“NEC New Zealand”), and NEC Corporation of Malaysia SDN BHD, a private Malaysia company (“NEC Malaysia”), each a subsidiary of NEC and in each case to become Aviat

Singapore’s distributor of certain products set forth in the Distribution Agreements in the relevant local markets or territories (the “Distribution Agreements”).

The foregoing description of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Distribution Agreements, filed with this Current Report on Form 8-K as Exhibits 10.5 through 10.8 and is incorporated herein by reference.

Pasolink Licensing Agreement

On November 30, 2023, the Company entered into a Trademark License Agreement with NEC (the “Pasolink Licensing Agreement”), pursuant to which the Company will grant NEC a non-exclusive license to the “PASOLINK” and “iPASOLINK” Japanese registered trademarks in the territory of Japan.

The foregoing description of the Pasolink Licensing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Pasolink Licensing Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.9 and is incorporated herein by reference.

IP Licensing Agreement

On November 30, 2023, the Company entered into an Intellectual Property License Agreement with NEC (the “IP Licensing Agreement”), pursuant to which NEC will grant Aviat a non-exclusive, worldwide (excluding Japan) license to certain NEC IP, including mobile backhaul-related patents, to be used in connection with the Business.

The foregoing description of the IP Licensing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the IP Licensing Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.10 and is incorporated herein by reference.

Trademark Assignment Agreement

On November 30, 2023, the Company entered into a Trademark Assignment Agreement with NEC (the “Trademark Assignment Agreement”), pursuant to which NEC will assign and transfer to Aviat the U.S. and foreign (excluding Japan) trademarks defined therein as the PASOLINK Marks.

The foregoing description of the Trademark Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Trademark Assignment Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.11 and is incorporated herein by reference.

Development Services Agreement

On November 30, 2023, Opco and NEC entered into a Research and Development Cooperating Agreement for Existing Products (the “Development Services Agreement”), pursuant to which NEC will provide the Company with certain services relating to the development work to maintain existing products of the Business (as that term is defined in the MSBA).

The foregoing description of the Development Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Development Services Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.12 and is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 30, 2023 (the “Closing Date”), the Company and NEC completed the Transaction. On the Closing Date, the Company (i) paid the Cash Consideration using cash drawn from the Delayed Draw Term Loan Facility and (ii) issued the Closing Stock Consideration to NEC. In exchange, NEC transferred certain assets and liabilities related to its wireless backhaul business to certain subsidiaries of the Company, as further described in the MSBA and the MSBA Amendment.

The MSBA is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 9, 2023 and is incorporated herein by reference. The MSBA Amendment is filed as Exhibit 2.2 to this Current Report and is incorporated herein by reference.

In connection with the Transaction, the Company will be filing by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed certain historical financial statements and pro forma financial statements related to the assets and liabilities acquired in the Transaction, each of which are incorporated by reference herein.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The Company drew on the Delayed Draw Term Loan Facility to furnish the Cash Consideration to NEC.

The Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 9, 2023 and is incorporated herein by reference.

The “Credit Agreement Amendment” described in Item 1.01 and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 29, 2023 is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

On the Closing Date, the Company issued the Closing Stock Consideration to NEC as consideration in exchange for certain assets and liabilities described in Item 2.01 of this Current Report.

The Company’s issuance of the Closing Stock Consideration in connection with the Closing of the Transaction was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, as (a) the transaction did not involve any public offering, (b) there will be only one recipient and (c) representations from NEC to support such exemption, including with respect to NEC’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On November 30, 2023, the Company issued a press release announcing the Closing of the Transaction. The press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including Aviat’s beliefs and expectations regarding the Transaction with NEC, outlook, business conditions, new product solutions, customer positioning, future orders, bookings, new contracts, cost structure, profitability in fiscal 2024, process improvements, plans and objectives of management, realignment plans and review of strategic alternatives and expectations regarding future revenue, Adjusted EBITDA, operating income of earnings or loss per share. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including “anticipate,” “believe,” “plan,” “estimate,” “expect,” “goal,” “will,” “see,” “continue,” “delivering,” “view,” and “intend,” or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: disruption the NEC Transaction may cause to customers, vendors, business partners and our ongoing business; our ability to integrate the operations of the acquired NEC Corporation businesses with our existing operations and fully realize the expected synergies of the NEC Transaction on the expected timeline; the impact of COVID-19; disruptions relating to the ongoing conflict between Russia and Ukraine and the conflict in Israel and surrounding areas; continued price and margin erosion in the microwave transmission industry; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; our ability to meet financial covenant requirements; the timing of our receipt of payment; our ability to meet product development dates or anticipated cost reductions of products; our suppliers’ inability to perform and deliver on time, component shortages, or other supply chain constraints; the effects of inflation; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationship; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our intellectual property rights or defend against intellectual property infringement claims; the results of our restructuring efforts; the effects of currency and interest rate risks; the effects of current and future government regulations; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; our ability to realize the anticipated benefits of any proposed or recent acquisitions; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; our ability to implement our stock repurchase program or that it will enhance long-term stockholder value; and the impact of adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions.

For more information regarding the risks and uncertainties for Aviat’s business, see “Risk Factors” in Aviat’s Form 10-K for the fiscal year ended June 30, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) on August 30, 2023, as well as other reports filed by Aviat with the SEC from time to time. Aviat undertakes no obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed with the SEC by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(b) will be filed with the SEC by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

(d)     Exhibits.

Exhibit No.	Description

2.1#¥	Master Sale of Business Agreement, dated May 9, 2023, by and among the Company and NEC (incorporated by reference to Exhibit 2.1 of Aviat’s Current Report on Form 8-K filed May 9, 2023, File No. 001-33278).

2.2*#¥	Amendment to the Master Sale of Business Agreement, dated November 30, 2023, by and between the Company and NEC.

10.1*#+	Registration Rights and Lock-Up Agreement, dated November 30, 2023, by and between the Company and NEC.

10.2*#+	Manufacturing and Supply Agreement, dated November 30, 2023, by and among the Company, NECPF and NEC.

10.3*#+	Global Transition Services Agreement, dated November 30, 2023, by and between the Company and NEC.

10.4*#+	Global Seller Transition Services Agreement, dated November 30, 2023, by and between the Company and NEC.

10.5*#+	Distribution Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC South Africa.

10.6*#+	Framework Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC Saudi Arabia.

10.7*#+	Distribution Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC New Zealand.

10.8*#+	Distribution Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC Malaysia.

10.9*#+	Trademark License Agreement, dated November 30, 2023, by and between the Company and NEC.

10.10*#+	Intellectual Property License Agreement, dated November 30, 2023, by and between the Company and NEC.

10.11*#+	Trademark Assignment Agreement, dated November 30, 2023, by and between the Company and NEC.

10.12*#+	Development Services Agreement, dated November 30, 2023, by and between Opco and NEC.

99.1*	Press Release of the Company, dated November 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.
#

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.

¥	Certain portions of this exhibit were redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K.
+	Certain portions of this exhibit were redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

November 30, 2023

	By:	/s/ David M. Gray
	Name:	David M. Gray
	Title:	Chief Financial Officer